Exhibit 21

SUBSIDIARIES

NHI Subsidiary:

NHI/REIT, Inc.
Florida Holdings IV, LLC
NHI/Anderson, LLC
NHI/Laurens, LLC
Texas NHI Investors, LLC
NHI of Paris, LLC
NHI of San Antonio, LLC
NHI of East Houston, LLC
NHI of Northwest Houston, LLC
NHI REIT of Alabama, L.P. (f/k/a NHI of Alabama, Ltd.)
NHI-REIT of Arizona, Limited Partnership
NHI-REIT of California, LP
NHI/REIT of Florida, L.P. (f/k/a NHI of Florida, Ltd.)
NHI-REIT of Florida, LLC
NHI-REIT of Georgia, L.P. (f/k/a NHI of Georgia L.P.)
NHI-REIT of Idaho, L.P.
NHI of Kansas, L.P.
NHI-REIT of Minnesota, LLC
NHI-REIT of Missouri, LP (f/k/a NHI of Missouri, L.P.)
NHI-REIT of Northeast, LLC
NHI-REIT of New Jersey, L.P.
NHI-REIT of Pennsylvania, L.P.
NHI-REIT of South Carolina, L.P. (f/k/a NHI of South
Carolina, L.P.)
NHI-REIT of Tennessee, LLC
NHI-REIT of Texas, L.P.
NHI-REIT of Virginia, L.P. (f/k/a NHI of Virginia, L.P.)
NHI Selah Properties, LLC
NHI of Ennis, LLC
NHI of Greenville, LLC
NHI of North Houston, LLC
NHI of West Houston, LLC
NHI-REIT of Washington, LLC
International Health Investors, Inc.
NHI of Kyle, LLC
NHI-SS TRS, LLC
NHI PropCo, LLC
NHI-REIT of Oregon, LLC
NHI-REIT of Wisconsin, LLC
NHI-REIT of Ohio, LLC
NHI-REIT of Maryland, LLC
NHI-REIT of Next House, LLC
NHI-Bickford RE, LLC
Myrtle Beach Retirement Residence, LLC
Voorheese Retirement Residence, LLC
Bickford at Mission Springs I, L.L.C.
Bickford at Mission Springs II, L.L.C.
Bickford of Overland Park, L.L.C.
Cedar Falls Bickford Cottage, L.L.C.
Cedar Falls Bickford Cottage Opco, LLC
Grand Island Bickford Cottage, L.L.C.
Grand Island Bickford Cottage Opco, LLC
Wabash Bickford Cottage, L.L.C.
Wabash Bickford Cottage Opco, LLC
Bickford of Crown Point, LLC
Bickford Master II, L.L.C.
Battle Creek Bickford Cottage, L.L.C.
Bickford of Carmel, LLC
Bickford of Greenwood, LLC
Bickford at Mission Springs Opco I, LLC
Bickford at Mission Springs Opco II, LLC
Bickford of Overland Park Opco LLC
Clinton Bickford Cottage, L.L.C.
Iowa City Bickford Cottage, L.L.C.
Lafayette Bickford Cottage, L.L.C.
Lansing Bickford Cottage, L.L.C.
Midland Bickford Cottage, L.L.C.
Peoria Bickford Cottage, L.L.C.
Saginaw Bickford Cottage, L.L.C.
Bickford Master I, L.L.C.
Care YBE Subsidiary LLC
Ames Bickford Cottage, L.L.C.
Bourbonnais Bickford House, L.L.C.
Burlington Bickford Cottage, L.L.C.
Crawfordsville Bickford Cottage, L.L.C.
Fort Dodge Bickford Cottage, L.L.C.
Lincoln Bickford Cottage, L.L.C.
Marshalltown Bickford Cottage, L.L.C.
Moline Bickford Cottage, L.L.C.
Muscatine Bickford Cottage, L.L.C.
Omaha II Bickford Cottage, L.L.C.
Quincy Bickford Cottage, L.L.C.
Rockford Bickford House, L.L.C.
Springfield Bickford House, L.L.C.
Urbandale Bickford Cottage, L.L.C.
JV Landlord-Battle Creek, LLC
JV Landlord-Clinton, LLC
JV Landlord-Iowa City, LLC
JV Landlord-Lansing, LLC
JV Landlord-Midland, LLC
JV Landlord-Peoria II, LLC
JV Landlord-Saginaw, LLC
JV Bickford Master Tenant, LLC
JV Landlord-Middletown, LLC
Bickford of Middletown, LLC
NHI-REIT of Seaside, LLC

State of Formation:

Maryland
Delaware
Delaware
Delaware
Texas
Delaware
Delaware
Delaware
Delaware
Alabama
Arizona
California
Florida
Delaware
Georgia
Idaho
Kansas
Delaware
Missouri
Delaware
New Jersey
Pennsylvania
South Carolina

Tennessee
Texas
Virginia
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Maryland
Delaware
Delaware
Delaware
Delaware

Delaware
Delaware
Delaware
Delaware
Delaware
Oregon
Oregon
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Delaware
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Kansas
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Kansas
Delaware
Kansas
Delaware